UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 25, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                   1-14168                  13-3781263
(State or other jurisdiction of      (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)


                       139 Centre Street,                         10013
                       New York, New York
            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             --------

          Exhibit Number                Description
          --------------                -----------

          Exhibit 99.1                  Press release dated April 25, 2003.


Item 9.  Regulation FD Disclosure.
         ------------------------

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with Securities and Exchange Commission Release No. 33-8126. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On April 25, 2003, Globix Corporation issued a press release announcing that it has formally exited the DSL reseller service and disclosing certain financial statistics. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 25, 2003         Globix Corporation

                              By:      /s/ John D. McCarthy
                                       Name:  John D. McCarthy
                                       Title: Acting Chief Financial Officer
                                              and Senior Vice President